EXHIBIT 10.27


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         This First Amendment to Employment Agreement ("Agreement") is effective as of January 1, 1999 by and between Resource Bank ("Resource") and T. A. Grell, Jr. ("Employee") (collectively the "Parties").

                                    RECITALS:

         1. The Parties have entered into an Employment Agreement dated January 1, 1999 ("Original Employment Agreement").

         2. The Parties desire to amend the Original Employment Agreement as set forth herein.

                                    AGREEMENT

         In consideration of the premises and the mutual promises herein made, it is hereby agreed that:

         1. Whenever the term "Resource" is used in Section 10 of the Original Employment Agreement, such term shall mean Resource Bankshares Corporation.

         2. This Agreement may be signed in one or more counterparts, all of which together shall constitute one and the same instrument.

         3. Except as otherwise specifically set forth herein, the terms and conditions of the Original Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have executed this instrument on the date written above.


         EMPLOYEE NAME                RESOURCE BANK

/s/ T. A. Grell, Jr.                  By       /s/ Lawrence N. Smith
------------------------                 ------------------------------
Signature                                      Lawrence N. Smith

T. A. Grell, Jr.                      Its:   Chief Executive Officer
--------------------------                  --------------------------
Printed Name

Date:                                 Date:
      --------------------                  --------------------------


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